UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 18, 2025
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2025 Annual Meeting of Stockholders on March 18, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered five proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 23, 2025. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors.

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Sylvia Acevedo	756,320,793	8,917,434	1,298,355	167,260,893
Cristiano R. Amon	761,859,052	3,530,121	1,147,409	167,260,893
Mark Fields	761,882,097	3,458,064	1,196,421	167,260,893
Jeffrey W. Henderson	742,089,224	23,013,028	1,434,330	167,260,893
Ann M. Livermore	753,372,900	11,866,771	1,296,911	167,260,893
Mark D. McLaughlin	759,571,067	5,493,371	1,472,144	167,260,893
Jamie S. Miller	761,838,635	3,383,942	1,314,005	167,260,893
Marie Myers	763,615,754	1,630,875	1,289,953	167,260,893
Irene B. Rosenfeld	736,006,631	29,078,421	1,451,530	167,260,893
Kornelis (Neil) Smit	757,356,366	7,717,262	1,462,954	167,260,893
Jean-Pascal Tricoire	754,861,390	10,382,074	1,293,118	167,260,893

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 28, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
862,174,546	69,785,408	1,837,521	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – Approval, on an advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
683,449,696	80,282,459	2,804,427	167,260,893

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 4 – Approval of the Amended and Restated QUALCOMM Incorporated 2023 Long-Term Incentive Plan, including an increase in the share reserve by 22,950,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
700,867,943	63,714,867	1,953,772	167,260,893

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 5 – Stockholder proposal entitled “Protect Retirement Benefits.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,392,318	638,365,199	41,779,065	167,260,893

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 20, 2025	By:	/s/ Ann Chaplin
Ann Chaplin
General Counsel and Corporate Secretary